Supplement to the Current Prospectus

MFS® International Value Fund – Class W Shares

Effective immediately, the sub-section entitled “Performance Information” under the main heading “Risk Return Summary” is restated in its entirety as follows:

Performance Information

The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606. The returns do not reflect any fees or charges imposed by an asset-based fee program through which an investment is made. If these fees or charges were included, they would reduce returns.

Bar Chart.  The bar chart will show changes over time in the annual total return of the fund's Class W shares for ten calendar years, and assumes the reinvestment of distributions.

The total return for the three-month period ended March 31, 2010 was 1.53%. During the period(s) shown in the bar chart, the highest quarterly return was 22.61% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (16.26)% (for the calendar quarter ended September 30, 2008).

Performance Table.  This table shows how the average annual total returns of Class W shares of the fund, before the deduction of taxes, compare to a broad measure of market performance and one or more other performance measures, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class W shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Average Annual Total Returns (for the Periods Ended December 31, 2009)

Share Class	1 Year	5 Years	10 Years
Returns Before Taxes
W Shares, at Net Asset Value	24.79%	6.13%	5.75%
Returns After Taxes
W Shares’ Returns After Taxes on Distributions	24.74%	4.79%	4.90%
W Shares’ Returns After Taxes on Distributions and Sale of Class W Shares	16.49%	5.03%	4.82%
Benchmark Comparisons (Returns Before Taxes)
MSCI EAFE (Europe, Australasia, Far East) Index (gross div)*†	32.46%	4.02%	1.58%
MSCI EAFE (Europe, Australasia, Far East) Value Index (gross div)**†	35.06%	3.96%	4.03%

*
The MSCI EAFE (Europe, Australasia, Far East) Index is a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

**
The MSCI EAFE (Europe, Australasia, Far East) Value Index is a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

†	Source: FactSet Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on October 24, 1995, with the offering of Class A and Class B shares, and subsequently offered Class W shares on May 1, 2006.

Performance for Class W shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

The date of this supplement is July 2, 2010.